Liberty Select Value Fund
                                 Class Z Shares

                         Supplement to Prospectus dated
                     March 1, 2002, as revised July 29, 2002

The following text replaces the section entitled "Principal Investment Strategies" on page 2 of the Fund's prospectus:

         The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell MidcapTM Value Index. As of September 30, 2002, that index included companies with capitalizations between approximately $224 million and $11 billion.

         All market capitalizations are determined at the time of purchase.

         At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

         In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.



719-36/601L-1002  October 21, 2002



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                            Liberty Select Value Fund
                             Class A, B and C Shares

                         Supplement to Prospectus dated
                            March 1, 2002, replacing
                         Supplement dated July 29, 2002


(1) The following text replaces the section entitled "Principal Investment Strategies" on page 2 of the Fund's prospectus:

         The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stocks of mid-size companies that have market-capitalizations similar in size to those companies in the Russell MidcapTM Value Index. As of September 30, 2002, that index included companies with capitalizations between approximately $224 million and $11 billion.

         All market capitalizations are determined at the time of purchase.

         At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

         In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


(2) Effective July 29, 2002, the Fund was no longer managed in accordance with the Morningstar, Inc. ("Morningstar") guidelines for a particular category as defined by Morningstar. Accordingly, all references to Morningstar and its categories and style boxes are deleted from the investment strategy discussion, and Appendix A of the Fund's prospectus is deleted in its entirety.



719-36/600L-1002  October 21, 2002